UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 8, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

          Delaware                         US Airways Group, Inc. 54-1194634
(State of incorporation                US Airways, Inc.            53-0218143
     of both registrants)                 (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On August 8, 2002, US Airways Group, Inc. (Company) and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: results of the Company's restructuring efforts; costs related to the Company's compliance with governmental requirements imposed as a result of the September 11, 2001 terrorist attacks and the Company's response to the effect of such attacks; labor and competitive responses to the steps taken by the Company as a result of such attacks; demand for transportation in the markets in which the Company operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  ----------------

99            News release dated August 8, 2002 of US Airways Group, Inc. and
                US Airways, Inc.

                                                                                SIGNATURES
                                                                              --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: August 9, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: August 9, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS ISSUES STATEMENT TO CLARIFY REPORTS
REGARDING THURSDAY'S MEETING WITH BONDHOLDERS

     ARLINGTON, Va., Aug. 8, 2002 - US Airways issued a statement this evening clarifying reports about Thursday's meeting with bondholders involved in the Company's restructuring:

     "The Company is aware of news media reports which convey that some participants may have left a meeting for bondholders today with a belief that it provided assurances that missed debt payments will be paid and that its restructuring will be accomplished without a Chapter 11 filing.

     "Neither Company representatives nor its advisers participating in today's meeting provided any such assurances. As previously stated in communications to employees and in filings to the SEC, while the Company has been pursuing a voluntary restructuring, if such voluntary efforts are not successful, a Chapter 11 filing would be required to obtain the necessary relief from stakeholders - including vendors, aircraft lessors, lenders and remaining labor unions - that are unwilling to work with US Airways on its voluntary restructuring."

NUMBER: 4334